Petroleum Development Corporation

2007 IPAA OGIS  New York, New York, April 24, 2007

NASDAQ GSM:PETD

Forward-Looking Statements

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the Company to meet its stated business goals.

Contact Information:

Investor Relations

Petroleum Development Corporation

120 Genesis Boulevard

PO Box 26

Bridgeport, West Virginia 26330

Phone: 304.842.6256

Fax: 304.842.0913

www.petd.com

5-year Stock Performance

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Peer Group Comparisons

2003-2005 CAGR
Measure	PDC	Peer Group
ROCE	23%	16%
Revenue Growth	36%	42%
EBIT Growth	78%	71%
EPS Growth	62%	59%
Total Shareholder Return	85%	47%

Peer group was comprised of Unit Corporation, St. Mary Land & Exploration Company, Cabot Oil & Gas Corporation, Penn Virginia Corporation, Whiting Petroleum Corporation, Range Resources Corporation, Encore Acquisition Company, Berry Petroleum Company, KCS Energy Incorporated, Quicksilver Resources Inc, Clayton Williams Energy Incorporated, and Brigham Exploration Company, Magnum Hunter Resources Incorporated, and Cimarex Energy Company.

Increasing Production

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Increasing Proved Reserves

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Growing Financial Base

	2004	2005	2006 Unaudited
Income from Operations (Millions)	$53.5	$65.4	$384.2[1]
Adjusted Cash Flow (Millions)[2]	$61.8	$69.1	$350.4[1]

1      Includes the sale of leasehold for $354 Million which resulted in a $328

        Million pretax and $202 Million after tax gain

2      Adjusted cash flow is income before deferred taxes, depreciation, depletion,

        amortization and unrealized derivative gains or losses

2006 Results (Estimated and Unaudited)

(in millions, except per Mcfe data)	January 22, 2007	April 24, 2007
Revenues	$273	$287(1)
Expenses
DD&A ($/Mcfe)	$1.89	$1.88
G&A ($/Mcfe)	$1.03	$1.02
Gain on Sales of Leasehold	$328	$328
Income from Operations	$373	$384(1)
Net Income	$239	$239

(1)   The change from the January guidance is primarily attributable to the reclassification of oil & gas price risk management gain from non-

operating income to a component of revenues.

2006 Summary

•         Capital Expenditures were $165 Million

•         Company bought back 1.6 million shares (10% of outstanding)

•         Production grew from 13.7 Bcfe in 2005 to 16.9 Bcfe in 2006 (24% increase)

•         Proved reserves grew 17.5% from 275 Bcfe @ YE 2005 to estimated 323 Bcfe @ YE 2006

•         Lease sale proceeds of $354 Million

•         $90 Million in Partnership subscriptions

Acquisitions Summary

•         During December 2006 and January 2007, closed $209 Million in acquisitions ($18 Million non-1031)

•         3P reserves acquired total an estimated 153 Bcfe (84% proved)

•         Acquisitions primarily in existing operating areas

o        Wattenberg Field, DJ Basin Colorado

o        Appalachian and Michigan Basins

•         Additional properties acquired in February 2007

o         Estimated 26.6 Bcfe proved and probable reserves

o        $11.8 million purchase price

Factors Contributing to Success

•         Consistent, scaleable results

•         Lower risk projects

•         Diversification - with focus areas

•         Quality workforce and operations

•         Flexibility to pursue options

o        Development

o        Acquisitions

o        Exploration

Strategic Focus in 2007 and Beyond

•         Development operations in core areas

o        Accelerate development on 1031 property additions

•         Seek strategic acquisitions

•         Develop management, technical and support teams for future needs

•         Seek high potential exploration opportunities

•         Maintain focus on increasing long-term shareholder value

2007 Operation and Production Forecast

	2006	2007E	% Increase
Gross Exit Rate Production (MMcfe/d)	121	182	50%
Net Company Exit Rate Production (MMcfe/d)	53	100	88%
Net Company Production (Bcfe)	17	28	65%

§         Drill 419 wells (34 non-operated)

§         164 re-fracs and/or re-completions

§         Total drill & complete (D&C) cost estimated $203 Million

§         Drilling capital increase of approximately 70% over 2006

2007 Guidance Presented January 22, 2007 at Analyst Meeting

(in millions)
Revenues	$375 - $410
Expenses
DD&A	$58 - 65
G&A	$14 - 16
Operating Income	$82 - 95
Net Income	$47 - 54

Drilling Activity

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Increasing Production - Projected 2007

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Core Operating Areas

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Rocky Mountains

§   2006 Proved Reserves: 265.5 Bcfe

§   2006 Production: 14.1 Bcfe

§   2007E Production: 24 Bcfe

Michigan Basin

§   2006 Proved Reserves: 21.2 Bcfe

§   2006 Production: 1.4 Bcfe

§   2007E Production: 1.8 Bcfe

Appalachian Basin

§   2006 Proved Reserves: 36.0 Bcfe

§   2006 Production: 1.5 Bcfe

§   2007E Production: 2.6 Bcfe

Core Operating Areas

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Core Operating Areas

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Rocky Mountains:  Added interests through 1031 Exchange and other purchase

Michigan Basin:  Added interests through 1031 Exchange

Appalachian Basin:  Added interests through 1031 Exchange

Grand Valley Field, Piceance Basin, Colorado

§         YE 2006 net daily production 13 MMcfed

§         5,120 Acres available for drilling on 10 acre Spacing

§         470 locations

o        263 PUD locations

•         137 Planned for Partnership drilling (PDC WI 37%)

•         126 100% WI  PDC

o        207 remaining other locations

Grand Valley Field, Piceance Basin, Colorado

§         1.3 Bcfe per well

§         1.04 net Bcfe @80% NRI

§         D&C cost of $2.0 Million / well

§         Development cost of $ 1.92 / Mcfe

§         Wells drilled directionally from multi-well pads

Grand Valley Field, Piceance Basin, Colorado

2007 Drilling

§         Drill 56 wells

o        29.54 Net wells

o        30.7 Bcfe added by drilling

o        $59 Million D&C cost

2007 Field Total

§         6.9 Bcfe net production for 2007

§         89% increase over 2006

§         50 MMcfd compression and pipeline expansion project

o         Estimated in service date June 2007

Wattenberg Field, DJ Basin, Colorado

§         2006 net exit rate 18.6 MMcfed

§         9,000 acres available for drilling

§         540 locations

o        220 40 acre PUD locations

o        70 20 acre rule 318-A locations

o        250 remaining other locations

o        800 Codell and/or Niobrara re-fracs

§         Developing acquisition properties

Wattenberg Field, DJ Basin, Colorado

§         0.3 Bcfe per well (includes re-frac)

§         0.24 net Bcfe @80% NRI

§         D&C cost of $490K per well plus $180K for re-frac

§         Development cost of $ 2.79/Mcfe or $16.75/Boe

Wattenberg Field, DJ Basin, Colorado

2007 Drilling

§         Drill 204 wells

o        100 Partnership (PDC 37% WI)

o        104 PDC (100% WI)

§         140 Net wells

§         164 re-completions and re-fracs

§         33.9 Bcfe added by drilling

§         $93 Million D&C cost

2007 Field Total

§         11.2 Bcfe net production for 2007

§         68% increase over 2006

NECO Field Area, Eastern DJ Basin, Colorado

§         2006 net exit rate 8.5 MMcfed

§         29,160 acres available for drilling

§         8 defined structures (3D and 2D seismic)

§         107 PUD locations

§         250 potential locations

NECO Field Area, Eastern DJ Basin, Colorado

§         0.28 Bcfe per well

§         0.22 net Bcfe @80% NRI

§         D&C cost of $234K per well

§         Development cost of $1.06/Mcfe

NECO Field Area, Eastern DJ Basin, Colorado

2007 Plan

§         Drill 141 wells, PDC 100%WI

§         31 Bcfe added by drilling

§         $33 Million D&C cost

§         4.5 Bcfe net production for 2007

§         44% increase over 2006

§         Acquiring 50 square miles of additional 3D seismic

§         Potential addition of 100-200 locations

Horizontal Bakken and Nesson Projects, Western Williston Basin, North Dakota

§         Horizontal drilling oil Projects

§         Exploratory and early developmental

§         Current economics marginal at $50 per barrel oil

§         Improving D&C methods may improve economics

Appalachian and Michigan Operation Areas

	Appalachian	Michigan
Operated Wells	1365	206
2006 YE Proved Reserves	36.0 Bcfe	21.2 Bcfe
2007 Acquisition Proved Reserves*	30.1 Bcfe	4.6 Bcfe
% of 2006 YE Proved	84%	22%
2007E Production*	2.6 Bcfe	1.8 Bcfe
Increase from 2006*	86%	20%

*  2007 Reserve and production increase due to purchase of Partnership interests

Future Outlook

§         Strong 2007 production growth (65%)

§         High exit rate in 2007 - strong base for 2008

§         Increasing organizational strength

§         Low debt

§         Ready for opportunities

Petroleum Development Corporation

2007 IPAA OGIS  New York, New York, April 24, 2007

NASDAQ GSM:PETD